UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21877

Oppenheimer Rochester Arizona Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 9/30/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Arizona Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	-2.73%	-7.36%	0.75%
1-Year	-1.37	-6.06	3.16
5-Year	3.48	2.48	4.14
Since Inception (10/10/06)	2.42	1.86	4.70

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds

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An Important Update

to the Fund Performance Discussion

Update (as of November 23, 2015): In the weeks that followed the end of this reporting period, several developments in Puerto Rico and decisions by its agencies and officials kept the Commonwealth in the spotlight.

The forbearance agreement between PREPA (Puerto Rico’s electric utility authority) and its bondholders, which has been extended repeatedly since first signed in August 2014 and was set to expire at 8 p.m. October 1, 2015, was extended on that date and several times thereafter. As of this writing, it is scheduled to expire December 10, 2015.

On September 1, 2015, when PREPA and its forbearing bondholders reached an agreement in principal on the major financial terms of the securitization transaction, the Puerto Rico Legislature was given deadline of November 20, 2015 to authorize the restructuring of PREPA. Gov. Alejandro García Padilla recommended the passage of the PREPA restructuring bill, but the Legislature’s regular session ended November 17, 2015 without an agreement on it. On November 20, 2015, the deadline was extended to December 7, 2015, and the governor has said that he will convene a special legislative session in the first week of December.

Earlier in November, three of PREPA’s four creditor groups adopted the formal debt restructuring agreement with the electric utility authority. The agreement is dependent on the approval of all four creditor groups. As of this writing, the monoline bond insurers were still negotiating with PREPA.

Before it adjourned, the Legislature passed a bill that would authorize the creation of a local fiscal adjustment board. The bill, which was amended to give the board the authority to endorse a 5- Year Fiscal Plan but does not give it as much authority as the governor wanted, was sent to the governor for signature. The governor, who had favored a local board, is expected to sign the bill, according to Victor Suarez, the governor’s chief of staff. Some bondholders and some individuals in the federal government had advocated for a federal control board.

On November 19, 2015, the government announced that it would discuss a proposed restructuring plan with the advisers of the bondholders who hold the majority of Puerto Rico’s principal issuers on the next day. The Government Development Bank of Puerto Rico (GDB) has said that its plan involves a “comprehensive single transaction to be accomplished through a voluntary exchange offer.” According to the GDB’s press release, no offer will be made at the November 20 meeting, which is closed to the public.

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Meanwhile, the market’s eyes remain focused two upcoming dates: On December 1, 2015, the Commonwealth’s financing arm, the Government Development Bank of Puerto Rico (GDB), has $354.7 million in debt-service payments due, of which $273.3 is backed by the Commonwealth’s general obligation (G.O.) guarantee, and many debt-service payments are due January 1, 2016, including PREPA and G.O. securities.

Puerto Rico officials appeared before the U.S. Senate Committee on Energy and Natural Resources on October 22, 2015. The committee, which deals with legislation related to U.S. territories, among many other areas, was focused on whether Chapter 9 bankruptcy should be an option for Puerto Rico. Both Gov. Padilla and the representatives of the U.S. Department of Treasury faced criticism from the Senate panel. The governor came under fire because his administration has not provided audited financial statements since 2013; he asserted that “it was a ‘misconception’ that Puerto Rico was withholding critical financial information,” The New York Times reported. The senators also challenged the “Super Chapter 9” rescue plan put forth by the Obama administration. The rescue plan (formally titled “A roadmap for Congressional Action”) calls for increasing federal payments to Puerto Rico to lessen the Commonwealth’s healthcare and Medicaid costs and allowing Puerto Rico residents to benefit from the earned income tax credit.

Several U.S. Congressmen have tried to garner support for legislation designed to help Puerto Rico, but support has been limited, especially among Republicans. Some New York congressmen have said they plan to amend legislation to the omnibus spending bill, which must be passed in December. Meanwhile, the Senate Judiciary Committee has set a December 1, 2015 hearing about Puerto Rico.

Some media reports in mid-October suggested that the Treasury Department was in talks with Puerto Rico about issuing a “superbond” that would be exchanged at a negotiated rate for outstanding debt. Others quickly reported the Treasury’s official statement: “The Administration has said repeatedly that it has no plans to provide a bailout to Puerto Rico, and it is inaccurate to suggest that Treasury is in talks to undertake any of Puerto Rico’s financial obligations.”

As a forbearing bondholder on PREPA, the Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

As in many previous reporting periods, Oppenheimer Rochester Arizona Municipal Fund generated high levels of tax-free income for the 6 months ended September 30, 2015. The Fund’s Class A shares provided a distribution yield of 5.16% at net asset value (NAV) at the end of this reporting period. However, the ongoing, low-interest-rate environment and price reductions in the municipal bond market – particularly among sectors and securities this Fund favors – led to dividend reductions and caused the Fund’s NAV to decline.

MARKET OVERVIEW

Investors waited with bated breath for the Federal Open Market Committee (FOMC) to reveal what it decided during its September 2015 meeting. Many market watchers had predicted that the FOMC would raise the Fed Funds target rate (the short-term interest rate that it controls) for the first time in 7 years, but the Fed decided otherwise. The committee’s rationale for keeping the short-term rate at its current level of zero to 0.25% included “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective, partly reflecting declines in energy and other import prices.” In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will

The average distribution yield in Lipper’s Arizona Municipal Debt Funds category was 3.14% at the end of this reporting period. At 5.16%, the distribution yield at NAV for this Fund’s Class A shares was 202 basis points higher than the category average.

likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.16%

Dividend Yield with sales charge	4.92

Standardized Yield	4.26

Taxable Equivalent Yield	7.90

Last distribution (9/22/15)	$0.044

Total distributions (4/1/15 to 9/30/15)	$0.268

Endnotes for this discussion begin on page 18 of this report

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While not definitive by any measure, the statement was more specific than earlier announcements from the Fed, some of which indicated that the Fed could be patient and would “increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April 2015, however, the Fed had removed all calendar-based language relating to possible rate increases, citing a “transitory” decline in output and employment during the first quarter of 2015 as well as declines in energy prices and non-energy imports, which were keeping inflation low.

And, in a speech after the May 2015 FOMC meeting, Ms. Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

The only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. On September 30, 2015, yields on high-grade municipal bonds at the lower end of the yield curve were higher than they had been a year earlier. However, prices of longer-term, high-grade munis rallied during the same period and their yields declined.

No matter what the Fed does or when, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of September 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 3.14%, up 20 basis points from March 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 2.12% on September 30, 2015, up 7 basis points from the March 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.27%, up 5 basis points from the March 2015 date.

Arizona is likely to have a surplus of $278 million for fiscal year 2016, according to a projection by the Arizona Joint Legislative Budget committee. The committee attributes the surplus to increases in tax revenues from corporate profits and capital gains. The state is also anticipating annual surpluses of $250 million in each of the next 10 years, and Gov. Doug Ducey, Superintendent of Public Instruction Diane Douglas and legislators from both political parties have advocated for increasing the state’s spending on K-12 education.

On August 22, 2015 – seven months ahead of schedule and on budget, the Central Mesa light rail extension began service. Construction of the additional 3.1-miles of service into downtown Mesa began in the summer of 2012, and more than 700 jobs were created annually. Funding of the extension was provided by a $75 million grant from the

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Federal Transit Administration, $71 million in countywide transportation tax funds and $53 million in federal air quality funds.

Phoenix voters approved a $31.7 billion, 35- year transportation plan that calls for a tripling of Valley Metro’s light rail system, additional buses and upgrades to city streets. The plan will be funded by extending and increasing a special city sales tax. First approved in 2000 to build the first 20 miles of the light rail system, the tax will be raised to 0.7%, from the current 0.4%, on January 1, 2016, and stay on the books through 2050. The higher sales tax is expected to generate $17.3 billion through 2050 for transportation. Phoenix has $1.5 billion of outstanding general obligation (G.O.) bonds rated Aa1 by Moody’s Investors Service and AA-plus by Standard & Poor’s.

In August 2015 a Superior Court judge ruled that Arizona must repay about $160 million of rental car taxes collected to support bonds for the Arizona Sports and Tourism Authority’s professional sports stadiums. The rental car fees cover about 30% of the debt service for $217 million of bonds used to build the University of Phoenix National Football League stadium in Glendale. Rental car companies successfully challenged the constitutionality of the car rental tax, claiming the state constitution required that fees imposed on trucks and cars be used exclusively for transportation.

As of September 30, 2015, Arizona’s G.O. bonds were rated Aa2 by Moody’s Investors Services and AA by Standard & Poor’s.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time

FUND PERFORMANCE

Oppenheimer Rochester Arizona Municipal Fund held more than 115 securities as of September 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 2% in Lipper’s Other States Municipal Debt Funds category as of September 30, 2015. At 5.16%, the distribution yield at NAV for this Fund’s Class A shares was 202 basis points higher than the category average, which was 3.14%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.90%, based on the Fund’s standardized yield as of September 30, 2015, and the current top federal and Arizona income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

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Market conditions created pressure on the dividends of many fixed-income funds this reporting period. This Fund’s Class A dividend, which was 4.8 cents per share at the outset of the reporting period, was reduced to 4.4 cents per share beginning with the May 2015 payout. In all, the Fund distributed 26.8 cents per Class A share this reporting period.

As of September 30, 2015, the Fund’s land development (or “dirt”) bonds included Special Assessment bonds and land-secured G.O.s, which help finance the infrastructure needs of new real estate development. These holdings typically offer very attractive yields, which in turn can help the Fund generate high levels of tax-free income.

The Fund’s G.O. debt represented 30.1% of the Fund’s total assets (35.5% of net assets) and the majority of the G.O. securities were issued by local land development districts with special taxing authority. The Fund’s G.O. holdings also include some “plain vanilla” bonds that are not related to the state’s land development projects; these G.O.s include bonds issued in various municipalities in Arizona and the Commonwealth of Puerto Rico. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds.

The rest of the Fund’s “dirt” bonds were Special Assessment bonds, which represented 8.5% of the Fund’s total assets (10.1% of net assets).

Overall, we believe that Special Assessment bonds issued in Arizona have several appealing characteristics: The special assessment payments securing these bonds are senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of this sector.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 16.4% of the Fund’s total assets 19.4% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

During this reporting period, the government agreed to raise its sales tax rate to 11.5%, from 7.0%. By April 1, 2016, the sales tax will be replaced by a value-added tax (VAT), which is expected to lead to higher tax revenues for the Commonwealth.

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News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. A government-commissioned study known as the Krueger Report reached a similar conclusion. Investors should note that the report is unaudited and does not compel the administration to implement the report’s recommendations.

The $9.8 billion budget for fiscal year 2016 includes approximately $1 billion to cover the Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also created a $275 million special fund from the Government Development Bank’s allocation to cover debt obligations and economic development. With the lowest operational spending level in at least 10 years, the budget reduces the operational budgets of most

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government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015. Nonprofits that provide essential social services had their budgets decreased by no more than 10%.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced on February 6, 2015, when a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and

PRHTA (the highway authority) to restructure their debt under the supervision of a Commonwealth court.

On July 6, 2015, a federal appeals court unanimously affirmed the earlier decision and on August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the federal district court ruling. In its petition, the Commonwealth argues that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act.

As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored. Our team will always stand up for bondholders’ best interests.

Separately, four Puerto Rico bond issuers had payments due on August 3, 2015. Three of these issuers made their payments on time and in full; the Puerto Rico Finance Corporation (PFC) did not.

The PFC’s bond covenant called for a $58 million payment of principal and interest on August 3. Instead, a payment of $628,000 was made to PFC bondholders, a group that includes individual Americans on the mainland and in the Commonwealth, Puerto Rican credit unions, and Oppenheimer Rochester municipal bond funds and other retail municipal bond funds, among others. Prior to August 3, prices of PFC bonds fell sharply, a signal that the market had anticipated this default; as of this update, these securities continued to trade in the teens.

As long-time investors know, net asset values (NAVs) of municipal bond funds are adjusted daily based on a third party’s pricing of all bonds in the marketplace. Thus, the NAVs of our funds, many of which have invested in the Commonwealth and its agencies and government instrumentalities, reflect all price changes. In light of the non-payment by the PFC, investors should expect volatility in the prices of PFC bonds and other bonds issued by the Commonwealth.

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We note that two issuers of revenue-backed bonds—the Puerto Rico Sales Tax Financing Corporation (COFINA) and the Puerto Rico Municipal Finance Agency (MFA)—met their August 3, 2015 debt-service obligations on time and in full.

The COFINA bonds, which are backed by sales tax revenue, are held by several of the Oppenheimer Rochester funds, including this Fund. The MFA bonds – which are backed by ad valorem taxes that are based on the assessed value of real estate, personal property and/or the duty levied on imported items – also paid their bondholders, including Oppenheimer Rochester funds.

Also on August 3, 2015, the Government Development Bank for Puerto Rico (GDB) made loan payments to banks that totaled approximately $140 million.

The forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund, was extended several times beyond March 31, 2015, its initial expiration date. In the agreement, the bondholders have agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. PREPA made a full $415 million bond payment on July 1, 2015 and promised to reach a comprehensive restructuring plan with its creditors by September 1, 2015. PREPA’s payment was among more than $1 billion in transfers made by Puerto Rico public entities, as money came due at the start of the Commonwealth’s new fiscal year, July 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet requires that the new securitization bonds earn an investment-grade rating; that the deal requires high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process.

While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation. The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ best interests. As of

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the end of this reporting period, the forbearance agreement with bondholders was scheduled to expire at 8 p.m. October 1, 2015.

PREPA did not secure an extension from its bond insurers, a group that guarantees $2.5 billion of the utility’s debt. According to PREPA’s chief restructuring officer, negotiations with the bond insurers will continue.

After a week-long delay that officials said was caused by Hurricane Erika, the Working Group that had been charged by the governor to deliver a 5-Year Fiscal Plan by September 1, 2015, handed in its plan. Like the government-commissioned Krueger Report that preceded it, the Working Group’s plan included a lengthy roster of policy changes and austerity measures designed to resolve some of the Commonwealth’s financial difficulties.

Politicians, including some candidates for the presidency, have voiced concerns about the current circumstances in Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress or the Puerto Rico Legislature. Even if all the recommendations were implemented, the plan indicated that Puerto Rico would still face a $14 billion financing gap between 2016 and 2020. In the weeks following the release of the plan, various market analysts raised what we believe to be substantive questions about the accuracy of many of the plan’s figures.

Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt service obligations created significant pressure on the prices of their securities, especially in the latter months of this reporting period.

Our investment team’s commitment to protecting the interests of our shareholders is unwavering. Overall, we are encouraged by the government’s efforts to reduce spending and increase revenue. However, investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund

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investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

As of September 30, 2015, 14.9% of the Fund’s total assets (17.6% of net assets) were invested in the education sector. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 10.6% of the Fund’s total assets (12.5% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of this sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund’s holdings in municipal bonds issued by utilities represented 9.5% of total assets (11.2% of net assets) at the end of this reporting period. This set of holdings included water utilities with 5.7% of total assets (6.7% of net assets) and electric utilities with 3.9% of total assets (4.6% of net assets) as of September 30, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include several bonds issued by PREPA.

The sales tax revenue sector represented 5.2% of the Fund’s total assets (6.1% of net assets) as of September 30, 2015, and included bonds issued in various Arizona municipalities and Puerto Rico. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue.

As of September 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 4.9% of total assets (5.8% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. At the end of this reporting period, the Fund’s investments in this sector included two bonds issued in the Commonwealth of Puerto Rico.

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During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25%

of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a

15 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	30.1%
Education	14.9
Tobacco-Master Settlement Agreement	10.6
Special Assessment	8.5
Water Utilities	5.7
Sales Tax Revenue	5.2
Hospital/Healthcare	4.9
Electric Utilities	3.9
Higher Education	3.8
Municipal Leases	2.1

Portfolio holdings are subject to change. Percentages are as of September 30, 2015, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.0%	0.0%
AA	9.2	0.0%	9.2
A	10.4	0.0	10.4
BBB	23.2	28.8	52.0
BB or lower	20.3	8.1	28.4
Total	63.1%	36.9%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

17 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 9/30/15
	Without Sales Charge	With Sales Charge
Class A	5.16%	4.92%
Class B	4.47	N/A
Class C	4.48	N/A
Class Y	5.17	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/15
Class A	4.26%
Class B	3.72
Class C	3.73
Class Y	4.48

TAXABLE EQUIVALENT YIELDS

As of 9/30/15
Class A	7.90%
Class B	6.90
Class C	6.92
Class Y	8.31

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/15

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORAZX)	10/10/06	-2.73%	-1.37%	3.48%	2.42%
Class B (ORBZX)	10/10/06	-3.19	-2.11	2.71	1.90
Class C (ORCZX)	10/10/06	-3.10	-2.11	2.71	1.65
Class Y (ORYZX)	7/29/11	-2.81	-1.43	N/A	4.13

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/15

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORAZX)	10/10/06	-7.36%	-6.06%	2.48%	1.86%
Class B (ORBZX)	10/10/06	-7.93	-6.79	2.38	1.90
Class C (ORCZX)	10/10/06	-4.05	-3.04	2.71	1.65
Class Y (ORYZX)	7/29/11	-2.81	-1.43	N/A	4.13

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized.Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and

18 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5- year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.044 for the 28-day accrual period ended September 22, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 22, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0381, $0.0382 and $0.044, respectively, for the 28-day accrual period ended September 22, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Other States Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The calculation included 267 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and Arizona tax rate of 46.1%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

19 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

20 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During 6 Months Ended September 30, 2015
Class A	$1,000.00	$972.70	$9.37
Class B	1,000.00	968.10	13.08
Class C	1,000.00	969.00	13.08
Class Y	1,000.00	971.90	9.36

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,015.55	9.57
Class B	1,000.00	1,011.80	13.37
Class C	1,000.00	1,011.80	13.37
Class Y	1,000.00	1,015.55	9.57

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.89%
Class B	2.64
Class C	2.64
Class Y	1.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

22 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—114.6%
Arizona—82.7%
$ 15,000	AZ Game & Fish Department (Administration Building)[1]	5.000%	07/01/2032	$ 15,384

1,000,000	AZ Health Facilities Authority (SHCH/SHCRC/SHC/JCLHN Obligated Group)[1]	5.000	12/01/2039	1,095,780

25,000	AZ McAllister Academic Village (Arizona State University Hassayampa)[1]	5.250	07/01/2030	27,267

500,000	AZ State University (Board of Regents)[1]	5.375	07/01/2031	572,595

110,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[2]	7.000	12/01/2015	1

75,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[2]	7.000	12/01/2017	1

300,000	Centerra, AZ Community Facilities District[1]	5.150	07/15/2031	299,586

325,000	Centerra, AZ Community Facilities District[1]	6.625	07/15/2032	336,674

50,000	Cochise County, AZ High School District No. 22 (Valley Union)[1]	6.350	07/01/2016	50,648

20,000	Downtown Phoenix, AZ Hotel Corp.[1]	5.000	07/01/2040	20,230

350,000	Eastmark, AZ Community Facilities District No. 1 Special Assessment[1]	5.200	07/01/2039	348,082

1,000,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200	07/15/2032	1,038,100

660,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125	07/15/2027	686,671

500,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.800	07/01/2032	505,585

495,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.550	07/01/2022	507,118

430,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.700	07/01/2027	436,291

76,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2032	73,729

76,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2026	76,146

195,000	Festival Ranch, AZ Community Facilities District[1]	5.300	07/15/2031	198,136

250,000	Festival Ranch, AZ Community Facilities District[1]	5.800	07/15/2032	261,127

15,000	Flagstaff, AZ (Aspen Place Sawmill Improvements)[1]	5.000	01/01/2032	15,020

35,000	Gilbert, AZ Improvement District No. 19[1]	5.200	01/01/2023	35,076

185,000	Gilbert, AZ Improvement District No. 20[1]	5.100	01/01/2027	204,695

500,000	Gladden Farms, AZ Community Facilities District[1]	5.450	07/15/2032	507,535

25,000	Gladden Farms, AZ Community Facilities District[1]	6.375	07/15/2025	25,051

260,000	Gladden Farms, AZ Community Facilities District[1]	5.350	07/15/2027	264,142

1,000,000	Glendale, AZ IDA (Midwestern University Foundation)[1]	5.000	07/01/2033	1,041,460

300,000	Goodyear, AZ IDA Water & Sewer[1]	5.500	07/01/2041	347,307

235,000	Greater AZ Devel. Authority Infrastructure[1]	5.000	08/01/2027	242,861

15,000	Maricopa County & Phoenix, AZ IDA (Single Family)[1]	5.800	07/01/2040	15,675

285,000	Maricopa County, AZ IDA (Citizens Utilities Company)[1]	6.200	05/01/2030	285,103

250,000	Maricopa County, AZ IDA (Diginity Health)[1]	6.000	07/01/2039	282,487

30,000	Maricopa County, AZ IDA (Phoenix West Prison)[1]	5.125	07/01/2019	30,171

10,000	Maricopa County, AZ IDA (Phoenix West Prison)[1]	5.000	07/01/2016	10,081

10,000	Maricopa County, AZ Pollution Control (El Paso Electric Company)[1]	7.250	02/01/2040	11,487

23 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Arizona (Continued)

$ 100,000	Marley Park, AZ Community Facilities District[1]	7.000%	07/15/2033	$ 104,727

455,000	Marley Park, AZ Community Facilities District[1]	6.000	07/15/2026	464,751

685,000	Marley Park, AZ Community Facilities District[1]	6.100	07/15/2032	696,275

1,970,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	7.400	07/15/2033	2,131,895

1,005,000	Merrill Ranch, AZ Community Facilities District No. 2[1]	6.250	07/15/2035	1,081,310

1,000,000	Northern Arizona University[1]	5.000	06/01/2040	1,119,690

500,000	Palm Valley, AZ Community Facility District No. 3[1]	5.800	07/15/2032	505,695

50,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	50,104

100,000	Phoenix, AZ Civic Improvement Corp. Airport[1]	5.000	07/01/2034	100,332

150,000	Phoenix, AZ IDA (Career Success Schools)[1]	6.125	01/01/2020	146,746

250,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000	01/01/2029	235,187

350,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250	07/01/2036	352,838

1,000,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.875	11/01/2037	537,790

250,000	Phoenix, AZ IDA (Great Hearts Academies)	6.000	07/01/2032	263,620

750,000	Phoenix, AZ IDA (Phoenix Collegiate Academy)[1]	5.625	07/01/2042	776,520

750,000	Phoenix-Mesa, AZ Gateway Airport Authority	5.000	07/01/2038	809,610

985,000	Pima County, AZ IDA (Arizona Charter School)	5.375	07/01/2031	1,027,040

975,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500	07/01/2037	985,939

15,000	Pima County, AZ IDA (Charter Schools)[1]	6.375	07/01/2031	15,066

170,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	170,862

135,000	Pima County, AZ IDA (Horizon Community Learning Center)[1]	5.250	06/01/2035	135,165

1,970,000	Pima County, AZ IDA (Leading Edge Academy Mricopa Charter School)[1]	7.750	12/01/2043	2,101,498

500,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.100	06/01/2045	520,400

15,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.500	07/01/2033	12,611

500,000	Pima County, AZ IDA (Providence Day School)[1]	5.125	12/01/2040	525,290

125,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750	12/01/2037	125,430

650,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000	06/01/2037	565,311

150,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.750	12/01/2032	152,283

495,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	6.550	12/01/2037	503,672

1,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	7.500	12/01/2038	1,047,900

250,000	Pinal County, AZ Electric District No. 3[1]	5.250	07/01/2036	276,445

205,000	Pinal County, AZ Electric District No. 4[1]	6.000	12/01/2028	237,394

10,000	Pinal County, AZ IDA (Florence West Prison)[1]	5.250	10/01/2022	10,009

393,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	286,261

115,000	Quail Creek, AZ Community Facilities District[1]	5.150	07/15/2016	117,249

135,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2032	136,058

600,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2020	606,468

25,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2016	25,271

25,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2017	25,277

10,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2019	10,108

24 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

Arizona (Continued)

$ 500,000	Scottsdale, AZ IDA (SHH/SHRC/SHC/JCLHN Obligated Group)[1]	5.000%		09/01/2039	$ 501,010

390,000	Show Low Bluff, AZ Community Facilities District[1]	5.875		07/15/2032	394,934

1,200,000	Show Low Bluff, AZ Community Facilities District	5.600		07/01/2031	1,150,236

2,000,000	Tartesso West, AZ Community Facilities District[1]	5.900		07/15/2032	2,039,920

65,000	Tucson, AZ Airport Authority	5.000		06/01/2021	65,245

10,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.000		01/01/2039	10,067

15,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)	5.000		01/01/2018	15,054

500,000	Tucson, AZ Water[1]	5.000		07/01/2032	554,405

1,535,000	Westpark, AZ Community Facilities District[1]	5.450		07/15/2032	1,549,936

180,000	Westpark, AZ Community Facilities District[1]	5.300		07/15/2022	184,180

975,000	Westpark, AZ Community Facilities District[1]	5.250		07/15/2031	978,539

25,000	Winslow, AZ Waterworks[1]	5.000		07/01/2019	25,044

300,000	Yuma County, AZ IDA (Water & Sewer)	6.375		12/01/2037	280,602

50,000	Yuma County, AZ IDA (Water & Sewer)	6.500		12/01/2017	48,040

					36,660,611

U.S. Possessions—31.9%
6,778,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	11.002	[3]	06/01/2057	123,631

37,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.438	[3]	05/15/2055	1,050,060

840,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	839,983

1,925,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,932,507

1,480,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	1,480,074

750,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	498,090

1,110,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	731,645

445,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	290,581

50,000	Puerto Rico Commonwealth GO1	5.250		07/01/2020	50,995

45,000	Puerto Rico Commonwealth GO	5.500		07/01/2020	44,770

155,000	Puerto Rico Commonwealth GO1	5.500		07/01/2020	156,370

1,150,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2031	747,972

160,000	Puerto Rico Electric Power Authority, Series NN	5.250		07/01/2023	158,234

225,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2021	222,494

15,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2023	14,600

65,000	Puerto Rico Electric Power Authority, Series UU	5.000		07/01/2023	64,423

350,000	Puerto Rico HFA[1]	5.000		12/01/2019	363,808

10,000	Puerto Rico HFA[1]	5.000		12/01/2020	10,086

750,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2020	474,577

250,000	Puerto Rico Industrial Devel. Company, Series B	5.375		07/01/2016	251,027

370,000	Puerto Rico Infrastructure (Mepsi Campus)[1,5]	6.250		10/01/2024	166,948

1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	526,102

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	85,574

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	87,611

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	85,090

625,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	380,181

750,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	436,222

1,850,000	Puerto Rico Public Finance Corp., Series B2	5.500		08/01/2031	305,250

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	2,128,600

500,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	318,395

25 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount	Coupon	Maturity	Value

U.S. Possessions (Continued)

$ 100,000 V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000%	05/15/2021	$ 100,006

			14,125,906

Total Investments, at Value (Cost $56,959,741)—114.6%			50,786,517

Net Other Assets (Liabilities)—(14.6)			(6,462,168)

Net Assets—100.0%			$ 44,324,349

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

GO	General Obligation
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JCLHN	John C. Lincoln Health Network
SHC	Scottsdale Healthcare Corp.
SHCH	Scottsdale Healthcare Hospitals
SHCRC	Scottsdale Healthcare Realty Corp.
SHH	Scottsdale Healthcare Hospitals
SHRC	Scottsdale Healthcare Realty Corp.
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

26 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2015 Unaudited

Assets
Investments, at value (cost $56,959,741)—see accompanying statement of investments	$50,786,517
Cash	87,110
Receivables and other assets:
Interest	850,168
Investments sold (including $590,445 sold on a when-issued or delayed delivery basis)	610,567
Shares of beneficial interest sold	20,840
Other	211,105

Total assets	52,566,307
Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	8,100,000
Shares of beneficial interest redeemed	46,153
Dividends	41,016
Distribution and service plan fees	8,141
Shareholder communications	3,684
Trustees’ compensation	3,079
Interest expense on borrowings	1,733
Other	38,152

Total liabilities	8,241,958
Net Assets	$44,324,349

Composition of Net Assets
Par value of shares of beneficial interest	$4,316
Additional paid-in capital	59,105,315
Accumulated net investment income	427,355
Accumulated net realized loss on investments	(9,039,413)
Net unrealized depreciation on investments	(6,173,224)

Net Assets	$44,324,349

27 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $25,563,139 and 2,489,462 shares of beneficial interest outstanding)	$10.27
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.78

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,337,879 and 130,391 shares of beneficial interest outstanding)	$10.26

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,929,188 and 1,259,081 shares of beneficial interest outstanding)	$10.27

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,494,143 and 437,536 shares of beneficial interest outstanding)	$10.27

See accompanying Notes to Financial Statements.

28 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2015 Unaudited

Investment Income
Interest	$1,772,014
Expenses
Management fees	146,331
Distribution and service plan fees:
Class A	41,255
Class B	8,337
Class C	67,581
Transfer and shareholder servicing agent fees:
Class A	16,748
Class B	834
Class C	6,759
Class Y	2,264
Shareholder communications:
Class A	7,383
Class B	537
Class C	2,525
Class Y	463
Borrowing fees	283,608
Interest expense on borrowings	6,554
Custodian fees and expenses	998
Trustees’ compensation	395
Other	23,548

Total expenses	616,120
Less waivers and reimbursements of expenses	(56,958)

Net expenses	559,162
Net Investment Income	1,212,852
Realized and Unrealized Loss
Net realized loss	(191,543)
Net change in unrealized appreciation/depreciation	(2,723,765)
Net Decrease in Net Assets Resulting from Operations	$(1,702,456)

See accompanying Notes to Financial Statements.

29 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
Operations
Net investment income	$1,212,852	$3,381,044
Net realized gain (loss)	(191,543)	145,787
Net change in unrealized appreciation/depreciation	(2,723,765)	968,572

Net increase (decrease) in net assets resulting from operations	(1,702,456)	4,495,403
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(846,098)	(2,495,673)
Class B	(35,819)	(88,396)
Class C	(290,778)	(623,656)
Class Y	(115,567)	(229,613)

	(1,288,262)	(3,437,338)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(12,994,151)	(8,618,610)
Class B	(408,489)	(121,594)
Class C	(299,732)	528,003
Class Y	125,366	1,110,351

	(13,577,006)	(7,101,850)
Net Assets
Total decrease	(16,567,724)	(6,043,785)
Beginning of period	60,892,073	66,935,858

End of period (including accumulated net investment income of $427,355 and $502,765, respectively)	$44,324,349	$60,892,073

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended September 30, 2015 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(1,702,456)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,760,620)
Proceeds from disposition of investment securities	12,237,484
Short-term investment securities, net	136,953
Premium amortization	109,235
Discount accretion	(138,795)
Net realized loss on investments	191,543
Net change in unrealized appreciation/depreciation on investments	2,723,765
Change in assets:
Decrease in other assets	157,333
Decrease in interest receivable	217,941
Increase in receivable for securities sold	(610,567)
Change in liabilities:
Decrease in other liabilities	(46,538)
Decrease in payable for securities purchased	(350,000)

Net cash provided by operating activities	11,165,278

Cash Flows from Financing Activities
Proceeds from borrowings	17,200,000
Payments on borrowings	(13,800,000)
Proceeds from shares sold	4,339,593
Payments on shares redeemed	(18,835,881)
Cash distributions paid	(267,924)

Net cash used in financing activities	(11,364,212)
Net decrease in cash	(198,934)
Cash, beginning balance	286,044

Cash, ending balance	$87,110

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,044,657.
Cash paid for interest on borrowings—$5,439.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.83	$10.67	$12.01	$11.71	$10.19	$10.88

Income (loss) from investment operations:
Net investment income[2]	0.25	0.59	0.61	0.57	0.64	0.66
Net realized and unrealized gain (loss)	(0.54)	0.17	(1.36)	0.34	1.53	(0.68)

Total from investment operations	(0.29)	0.76	(0.75)	0.91	2.17	(0.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.60)	(0.59)	(0.61)	(0.65)	(0.67)

Net asset value, end of period	$10.27	$10.83	$10.67	$12.01	$11.71	$10.19

Total Return, at Net Asset Value[3]	(2.73)%	7.21%	(6.17)%	7.83%	21.75%	(0.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,563	$40,469	$48,309	$65,780	$46,609	$32,083

Average net assets (in thousands)	$33,397	$45,360	$52,975	$57,223	$38,101	$34,022

Ratios to average net assets:[4]
Net investment income	4.81%	5.42%	5.57%	4.71%	5.74%	6.12%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.02%	1.01%	1.03%	0.95%	0.99%	1.04%
Interest and fees from borrowings	1.09%	0.69%	0.21%	0.10%	0.16%	0.36%
Interest and fees on short-term floating rate notes issued[5]	0.00%	0.03%	0.08%	0.04%	0.08%	0.03%

Total expenses	2.11%	1.73%	1.32%	1.09%	1.23%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.52%	1.09%	0.94%	1.04%	1.19%

Portfolio turnover rate	3%	17%	9%	3%	11%	22%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Class B	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.83	$10.66	$11.99	$11.70	$10.18	$10.87

Income (loss) from investment operations:
Net investment income[2]	0.21	0.51	0.53	0.48	0.55	0.58
Net realized and unrealized gain (loss)	(0.55)	0.18	(1.35)	0.33	1.53	(0.68)

Total from investment operations	(0.34)	0.69	(0.82)	0.81	2.08	(0.10)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.52)	(0.51)	(0.52)	(0.56)	(0.59)

Net asset value, end of period	$10.26	$10.83	$10.66	$11.99	$11.70	$10.18

Total Return, at Net Asset Value[3]	(3.19)%	6.52%	(6.81)%	6.95%	20.87%	(1.12)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,338	$1,842	$1,937	$3,709	$3,880	$2,338

Average net assets (in thousands)	$1,663	$1,861	$2,657	$4,068	$2,959	$2,193

Ratios to average net assets:[4]
Net investment income	3.99%	4.64%	4.80%	3.99%	4.96%	5.36%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.81%	1.79%	1.84%	1.75%	1.80%	1.82%
Interest and fees from borrowings	1.09%	0.69%	0.21%	0.10%	0.16%	0.36%
Interest and fees on short-term floating rate notes issued[5]	0.00%	0.03%	0.08%	0.04%	0.08%	0.03%

Total expenses	2.90%	2.51%	2.13%	1.89%	2.04%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.64%	2.27%	1.84%	1.69%	1.79%	1.93%

Portfolio turnover rate	3%	17%	9%	3%	11%	22%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.83	$10.67	$12.00	$11.70	$10.19	$10.87

Income (loss) from investment operations:
Net investment income[2]	0.21	0.51	0.53	0.48	0.55	0.58
Net realized and unrealized gain (loss)	(0.54)	0.17	(1.35)	0.34	1.52	(0.67)

Total from investment operations	(0.33)	0.68	(0.82)	0.82	2.07	(0.09)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.52)	(0.51)	(0.52)	(0.56)	(0.59)

Net asset value, end of period	$10.27	$10.83	$10.67	$12.00	$11.70	$10.19

Total Return, at Net Asset Value[3]	(3.10)%	6.41%	(6.80)%	7.03%	20.74%	(1.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,929	$13,970	$13,241	$19,373	$13,124	$9,180

Average net assets (in thousands)	$13,514	$13,158	$15,565	$16,454	$10,783	$10,428

Ratios to average net assets:[4]
Net investment income	3.99%	4.63%	4.83%	3.95%	5.00%	5.36%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.79%	1.79%	1.80%	1.72%	1.76%	1.80%
Interest and fees from borrowings	1.09%	0.69%	0.21%	0.10%	0.16%	0.36%
Interest and fees on short-term floating rate notes issued[5]	0.00%	0.03%	0.08%	0.04%	0.08%	0.03%

Total expenses	2.88%	2.51%	2.09%	1.86%	2.00%	2.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.64%	2.27%	1.84%	1.69%	1.79%	1.94%

Portfolio turnover rate	3%	17%	9%	3%	11%	22%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Class Y	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.84	$10.67	$12.01	$11.71	$10.87

Income (loss) from investment operations:
Net investment income[3]	0.25	0.59	0.62	0.58	0.41
Net realized and unrealized gain (loss)	(0.55)	0.18	(1.37)	0.34	0.86

Total from investment operations	(0.30)	0.77	(0.75)	0.92	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.60)	(0.59)	(0.62)	(0.43)

Net asset value, end of period	$10.27	$10.84	$10.67	$12.01	$11.71

Total Return, at Net Asset Value[4]	(2.81)%	7.35%	(6.13)%	7.94%	11.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,494	$4,611	$3,449	$4,166	$2,709

Average net assets (in thousands)	$4,527	$4,161	$3,729	$3,542	$1,135

Ratios to average net assets:[5]
Net investment income	4.76%	5.39%	5.66%	4.81%	5.36%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.80%	0.79%	0.77%	0.70%	0.71%
Interest and fees from borrowings	1.09%	0.69%	0.21%	0.10%	0.11%
Interest and fees on short-term floating rate notes issued[6]	0.00%	0.03%	0.08%	0.04%	0.08%

Total expenses	1.89%	1.51%	1.06%	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.51%	1.06%	0.84%	0.90%

Portfolio turnover rate	3%	17%	9%	3%	11%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester Arizona Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub- Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

36 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended March 31, 2015, the Fund utilized did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 31, 2015 capital loss carryforwards are included in the table below. Capital loss

37 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$117,136
2017	1,909,891
2018	2,824,369
No expiration	3,996,379

Total	$8,847,775

At period end, it is estimated that the capital loss carryforwards would be $4,851,396 expiring by 2018 and $4,187,922, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$56,959,741

Gross unrealized appreciation	$1,613,855
Gross unrealized depreciation	(7,787,079)

Net unrealized depreciation	$(6,173,224)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

38 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

39 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

(amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

40 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$—	$36,122,819	$537,792	$36,660,611
U.S. Possessions	—	14,125,906	—	14,125,906

Total Assets	$—	$50,248,725	$537,792	$50,786,517

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

41 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Value as of March 31, 2015	Change in unrealized appreciation/ depreciation	Value as of September 30, 2015

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$543,772	$(5,980)	$537,792

Total Assets	$543,772	$(5,980)	$537,792

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$(5,980)

Total Assets	$(5,980)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of			Range of
	September 30,	Valuation	Unobservable	Unobservable	Unobservable
	2015	Technique	Input	Inputs	Input Used

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$537,792	Pricing Service	N/A	N/A	N/A (a)

$537,792

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially

42 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

4. Investments and Risks (Continued)

fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	590,445

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,829,441
Market Value	$305,252
Market Value as % of Net Assets	0.69%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $747,972, representing 1.69% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

43 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30, 2015		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	176,181	$1,861,733	525,221	$5,740,213
Dividends and/or distributions reinvested	68,495	721,734	202,625	2,211,905
Redeemed	(1,490,669)	(15,577,618)	(1,519,741)	(16,570,728)

Net decrease	(1,245,993)	$ (12,994,151)	(791,895)	$(8,618,610)

Class B
Sold	123	$1,291	7,499	$82,505
Dividends and/or distributions reinvested	2,691	28,242	6,308	68,816
Redeemed	(42,604)	(438,022)	(25,244)	(272,915)

Net decrease	(39,790)	$(408,489)	(11,437)	$(121,594)

44 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended September 30, 2015		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount

Class C
Sold	156,602	$1,668,201	305,079	$3,316,874
Dividends and/or distributions reinvested	21,357	224,016	44,734	488,371
Redeemed	(208,321)	(2,191,949)	(301,295)	(3,277,242)

Net increase (decrease)	(30,362)	$(299,732)	48,518	$528,003

Class Y
Sold	65,409	$683,871	141,670	$1,543,187
Dividends and/or distributions reinvested	6,740	70,665	12,459	136,227
Redeemed	(60,036)	(629,170)	(51,845)	(569,063)

Net increase	12,113	$125,366	102,284	$1,110,351

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,760,620	$12,237,484

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

45 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2015	946

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

46 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2015	$11,869	$1,962	$1,514	$78

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the six months ended September 30, 2015, the Manager reimbursed $39,236, $2,139 and $15,583 Class A, Class B and Class C shares, respectively.

47 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2869% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.93% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.2869%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$6,067,213
Average Daily Interest Rate	0.207%
Fees Paid	$55,865
Interest Paid	$5,439

48 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.16% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

At period end, the Fund had no outstanding reverse repurchase agreements

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$94,226

49 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

50 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

51 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni single state long category. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state long funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y shares, as calculated on the daily net assets of the Fund. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fees were higher than its peer group median and category

52 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

median. The Board also noted that the Fund’s total expenses after waivers were equal to its peer group median and lower than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

53 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

54 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustree
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

55 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

56 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Arizona Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015